Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

NOTE 19 — INCOME TAXES

The following table presents the U.S. and non-U.S. components of income/  (loss) before (benefit)/ provision for income taxes:

Income (Loss) From Continuing Operations Before Benefit (Provision) for Income Taxes (dollars in millions)

	Years Ended December 31,
	2015	2014	2013
U.S. operations	$238.8	$342.4	$374.2
Non-U.S. operations	339.7	338.4	360.0
Income from continuing operations before benefit / (provision) for income taxes	$578.5	$680.8	$734.2

The (benefit) provision for income taxes is comprised of the following:

(Benefit) Provision for Income Taxes (dollars in millions)

	Years Ended December 31,
	2015	2014	2013
Current U.S. federal income tax provision	$0.3	$0.9	$0.1
Deferred U.S. federal income tax provision / (benefit)	(563.6)	(405.6)	18.9
Total federal income tax (benefit) / provision	(563.3)	(404.7)	19.0
Current state and local income tax provision	5.8	6.9	6.0
Deferred state and local income tax (benefit) / provision	(20.0)	2.1	1.0
Total state and local income tax (benefit) / provision	(14.2)	9.0	7.0
Total non-U.S. income tax provision	82.4	1.2	66.5
Total (benefit) / provision for income taxes	$(495.1)	$(394.5)	$92.5
Continuing operations	$(488.4)	$(397.9)	$83.9
Discontinued operations	(6.7)	3.4	8.6
Total (benefit) / provision for income taxes	$(495.1)	$(394.5)	$92.5

A reconciliation from the U.S. Federal statutory rate to the Company’s actual effective income tax rate is as follows:

Percentage of Pretax Income Years Ended December 31 (dollars in millions)

	Effective Tax Rate
	2015			2014			2013
Continuing Operations	Pretax Income	Income tax expense (benefit)	Percent of pretax income	Pretax (loss)	Income tax expense (benefit)	Percent of pretax (loss)	Pretax (loss)	Income tax expense (benefit)	Percent of pretax income (loss)
Federal income tax rate	$578.5	$202.4	35.0%	$680.8	$238.3	35.0%	$734.2	$256.9	35.0%
Increase (decrease) due to:
State and local income taxes, net of federal income tax benefit		(8.7)	(1.5)		9.0	1.3		6.2	0.8
Lower tax rates applicable to non-U.S. earnings		(88.7)	(15.3)		(99.7)	(14.6)		(97.1)	(13.2)
International income subject to U.S. tax		50.2	8.7		46.0	6.8		55.7	7.6
Unrecognized tax expense (benefit)		4.5	0.8		(269.2)	(39.5)		0.3	–
Deferred income taxes on international unremitted earnings		30.2	5.2		(7.8)	(1.2)		(24.7)	(3.4)
Valuation allowances		(693.8)	(120.0)		(313.3)	(46.0)		(100.6)	(13.7)
International tax settlements		(3.5)	(0.6)		(1.1)	(0.2)		(11.2)	(1.5)
Other		19.0	3.2		(0.1)	–		(1.6)	(0.2)
Effective Tax Rate - Continuing operations		$(488.4)	(84.5)%		$(397.9)	(58.4)%		$83.9	11.4%

	Effective Tax Rate
	2015			2014			2013
Discontinued Operation
Federal income tax rate	$(17.1)	$(6.0)	35.0%	$55.9	$19.6	35.0%	$39.9	$14.0	35.0%
Increase (decrease) due to:
State and local income taxes, net of federal income tax benefit		(0.7)	3.7		(0.1)	(0.1)		0.7	1.7
Lower tax rates applicable to non-U.S. earnings		–	–		1.5	2.7		15.3	38.5
International income subject to U.S. tax		–	–		(2.7)	(4.7)		(17.9)	(44.9)
Valuation Allowances		–	–		(14.9)	(26.7)		(3.5)	(8.8)
Effective Tax Rate - Discontinued operation		$(6.7)	38.7%		$3.4	6.2%		$8.6	21.5%
Total Effective Tax Rate		$(495.1)	(88.2)%		$(394.5)	(53.5)%		$92.5	11.9%

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities are presented below:

Components of Deferred Income Tax Assets and Liabilities (dollars in millions)

	December 31,
	2015	2014
Deferred Tax Assets:
Net operating loss (NOL) carry forwards	$2,779.4	$2,837.0
Loans and direct financing leases	18.5	48.5
Basis difference in loans	288.2	–
Provision for credit losses	164.3	163.7
Accrued liabilities and reserves	183.1	91.7
FSA adjustments - aircraft and rail contracts	27.1	46.1
Deferred stock-based compensation	46.1	29.5
Other	126.5	135.1
Total gross deferred tax assets	3,633.2	3,351.6
Deferred Tax Liabilities:
Operating leases	(1,953.7)	(1,797.6)
Basis difference in mortgage backed securities	(145.4)	–
Basis difference in federal home loan bank stock	(33.0)	–
Non-U.S. unremitted earnings	(145.9)	(162.0)
Unrealized foreign exchange gains	(47.3)	(19.3)
Goodwill and intangibles	(123.8)	(62.4)
Other	(40.7)	(32.6)
Total deferred tax liabilities	(2,489.8)	(2,073.9)
Total net deferred tax asset before valuation allowances	1,143.4	1,277.7
Less: Valuation allowances	(341.0)	(1,122.4)
Net deferred tax asset (liability) after valuation allowances	$802.4	$155.3

2009 Bankruptcy

CIT filed prepackaged voluntary petitions for relief under the U.S. bankruptcy Code on November 1, 2009 and emerged from bankruptcy on December 10, 2009. As a consequence of the bankruptcy, CIT realized cancellation of indebtedness income (“CODI”) which generally reduced certain favorable tax attributes of CIT existing at that time. CIT tax attribute reductions included a reduction to the Company’s U.S. federal net operating loss carry-forwards (“NOLs”) of approximately $4.3 billion and the tax bases in its assets of $2.8 billion.

CIT’s reorganization in 2009 constituted an ownership change under Section 382 of the Internal Revenue Code, which placed an annual dollar limit on the use of the remaining pre-bankruptcy NOLs. In general, the Company’s annual limitation on use of pre-bankruptcy NOLs is approximately $265 million per annum. NOLs arising in post-emergence years are not subject to this limitation absent another ownership change as defined by Section 382. The acquisition of OneWest Bank created no further annual dollar limit under Section 382.

Net Operating Loss Carry-forwards

As of December 31, 2015, CIT has deferred tax assets (“DTAs”) totaling $2.8 billion on its global NOLs. This includes: (1) a DTA of $2.0 billion relating to its cumulative U.S. federal NOLs of $5.7 billion, after the CODI reduction of tax attributes described in the section above; (2) DTAs of $0.4  billion relating to cumulative state NOLs of $8.0 billion, including amounts of reporting entities that file in multiple jurisdictions, and (3) DTAs of $0.4 billion relating to cumulative non-U.S. NOLs of $3.1 billion.

Of the $5.7 billion U.S. federal NOLs, approximately $2.9 billion relate to the pre-emergence bankruptcy period and are subject to the Section 382 limitation discussed above, of which approximately $1.2 billion is no longer subject to the limitation. There was little change in the U.S. federal NOLs from the prior year as  a result of minimal amount of taxable income for the current year, primarily due to accelerated tax depreciation on the operating lease portfolios. The U.S. federal NOL’s will expire beginning in 2027 through 2033. Approximately $260 million of state NOLs will expire in 2016.  While most of the non-U.S. NOLs have no expiration date, a small portion will expire over various periods, including an insignificant amount expiring in 2016.

The determination of whether or not to maintain the valuation allowances on certain reporting entities’ DTAs requires significant judgment and an analysis of all positive and negative evidence to determine whether it is more likely than not that these future benefits will be realized. ASC 740-10-30-18 states that “future realization of the tax benefit of an existing deductible temporary difference or NOL carry-forward ultimately depends on the existence of sufficient taxable income within the carryback and carry-forward periods available under the tax law.” As such, the Company considered the following potential sources of taxable income in its assessment of a reporting entity’s ability to recognize its net DTA:

-	Taxable income in carryback years,
-	Future reversals of existing taxable temporary differences (deferred tax liabilities),
-	Prudent and feasible tax planning strategies, and
-	Future taxable income forecasts.

Through the second quarter of 2014, the Company generally maintained a full valuation allowance against its net DTAs. During the third quarter of 2014, management concluded that it was more likely than not that the Company will generate sufficient future taxable income within the applicable carry-forward periods to realize $375 million of its U.S. net federal DTAs. This conclusion was reached after weighing all of the evidence and determining that the positive evidence outweighed the negative evidence, which included consideration of:

-

The U.S. group transitioned into a 3-year (12 quarter) cumulative normalized income position in the third quarter of 2014, resulting in the Company’s ability to significantly increase the reliance on future taxable income forecasts.

-	Management’s long-term forecast of future U.S. taxable income supporting partial utilization of the U.S. federal NOLs prior to their expiration, and
-	U.S. federal NOLs not expiring until 2027 through 2033.

The forecast of future taxable income for the Company reflects a long-term view of growth and returns that management believes is more likely than not of being realized.

For the U.S. state valuation allowance, the Company analyzed the state net operating loss carry-forwards for each reporting entity to determine the amounts that are expected to expire unused. Based on this analysis, it was determined that the existing valuation allowance was still required on the U.S. state DTAs on net operating loss carry-forwards. Accordingly, no discrete adjustment was made to the U.S. State valuation allowance in 2014. The negative evidence supporting this conclusion was as follows:

-	Certain separate U.S. state filing entities remaining in a three year cumulative loss, and
-	State NOLs expiration periods varying in time.

Additionally, during 2014, the Company reduced the U.S. federal and state valuation allowances in the normal course as the Company recognized U.S. taxable income. This taxable income reduced the DTA on NOLs, and, when combined with a concurrent increase in net deferred tax liabilities, which are mainly related to accelerated tax depreciation on the operating lease portfolios, resulted in a reduction in the net DTA and corresponding reduction in the valuation allowance. This net reduction was further offset by favorable IRS audit adjustments and the favorable resolution of an uncertain tax position related to the computation of cancellation of debt income “CODI” coming out of the 2009 bankruptcy, which resulted in adjustments to the NOLs. As of December 31, 2014, the Company retained a valuation allowance of $1.0 billion against its U.S. net DTAs, of which approximately $0.7 billion was against its DTA on the U.S. federal NOLs and $0.3 billion was against its DTA on the U.S. state NOLs.

The ability to recognize the remaining valuation allowances against the DTAs on the U.S. federal and state NOLs, and capital loss carry-forwards was evaluated on a quarterly basis to determine if there were any significant events that affected our ability to utilize the DTAs.  If events were identified that affected our ability to utilize our DTAs, the analysis was updated to determine if any adjustments to the valuation allowances were required. Such events included acquisitions that support the Company’s long-term business strategies while also enabling it to accelerate the utilization of its net operating losses, as evidenced by the acquisition of Direct Capital Corporation in 2014 and the acquisition of OneWest Bank in 2015.

During the third quarter of 2015, Management updated the Company’s long-term forecast of future U.S. federal taxable income to include the anticipated impact of the OneWest Bank acquisition. The updated long-term forecast supports the utilization of all of the U.S. federal DTAs (including those relating to the NOLs prior to their expiration). Accordingly, Management concluded that it is more likely than not that the Company will generate sufficient future taxable income within the applicable carry-forward periods to enable the Company to reverse the remaining $690 million of U.S. federal valuation allowance, $647 million of which was recorded as a discrete item in the third quarter, and the remainder of which was included in determining the annual effective tax rate as normal course in the third and fourth quarters of 2015 as the Company recognized additional U.S. taxable income related to the OneWest Bank acquisition.

The Company also evaluated the impact of the OneWest Bank acquisition on its ability to utilize the NOLs of its state income tax reporting entities and concluded that no additional reduction to the U.S. state valuation allowance was required in 2015. These state income tax reporting entities include both combined unitary state income tax reporting entities and separate state income tax reporting entities in various jurisdictions. The Company analyzed the state net operating loss carry-forwards for each of these reporting entities to determine the amounts that are expected to expire unused. Based on this analysis, it was determined that the valuation allowance was still required on U.S. state DTAs on certain net operating loss carry-forwards. The Company retained a valuation allowance of $250 million against the DTA on the U.S. state NOLs at December 31, 2015.

The Company maintained a valuation allowance of $91 million against certain non-U.S. reporting entities’ net DTAs at December 31, 2015. The reduction from the prior year balance of $141 million was primarily attributable to the sale of various international entities resulting in the transfer of their respective DTAs and associated valuation allowances, and the write-off of approximately $28 million of DTAs for certain reporting entities due to the remote likelihood that they will ever utilize their respective DTAs.  In January 2016, the Company sold its U.K. equipment leasing business.  Thus, in the first quarter of 2016, there will be a reduction of approximately $70 million to the respective U.K.  reporting entities’ net DTAs along with their associated valuation allowances.  In the evaluation process related to the net DTAs of the Company’s other international reporting entities, uncertainties surrounding the future international business operations have made it challenging to reliably project future taxable income. Management will continue to assess the forecast of future taxable income as the business plans for these international reporting entities evolve and evaluate potential tax planning strategies to utilize these net DTAs.

Post-2015, the Company’s ability to recognize DTAs is evaluated on a quarterly basis to determine if there are any significant events that would affect our ability to utilize existing DTAs. If events are identified that affect our ability to utilize our DTAs, valuation allowances may be adjusted accordingly.

Indefinite Reinvestment Assertion

During the third quarter of 2015, Management’s changed its intent to indefinitely reinvest its unremitted earnings in China and certain subsidiaries in Canada.  This decision was driven by Management announcements in the third quarter to sell its operations in China and certain lending operations in Canada.  As of December 31, 2015, Management continues to assert its intent to indefinitely reinvest its international earnings for international subsidiaries in select jurisdictions. If the undistributed earnings of the select international subsidiaries were distributed, additional domestic and international income tax liabilities would result. However, it is not practicable to determine the amount of such taxes because of the variability of multiple factors that would need to be assessed at the time of any assumed distribution.

During 2015, the Company increased its deferred tax liabilities for international withholding taxes by $6.5 million and reduced the U.S. Federal deferred income tax liabilities by $3.3 million. The net change in the deferred tax liabilities included $28 million for the establishment of deferred tax liabilities for withholding and income taxes due to Management’s decision to no longer assert its intent to indefinitely reinvest its unremitted earnings in China, partially offset by the recognition of $24.3 million of deferred income tax liabilities due to the sale of Mexico.  As of December 31, 2015, the Company has a  recorded deferred tax liability of $146 million for U.S. and non-U.S. taxes associated with the potential future repatriation of undistributed earnings of certain non-U.S. subsidiaries.

Liabilities for Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits (dollars in millions)

	Liabilities for Unrecognized Tax Benefits	Interest/ Penalties	Grand Total
Balance at December 31, 2014	$53.7	$13.3	$67.0
Additions for tax positions related to prior years	35.1	18.2	53.3
Reductions for tax positions of prior years	(9.6)	(0.3)	(9.9)
Income Tax Audit Settlements	(17.0)	(3.1)	(20.1)
Expiration of statutes of limitations	(9.9)	(8.3)	(18.2)
Foreign currency revaluation	(5.6)	(1.8)	(7.4)
Balance at December 31, 2015	$46.7	$18.0	$64.7

During the year ended December 31, 2015, the Company recorded a net $2.3 million reduction on uncertain tax positions, including interest, penalties, and net of a $7.4 million decrease attributable to foreign currency revaluation. The majority of the net reduction related to prior years’ uncertain tax positions and primarily comprised of the following items: 1) a $29 million increase associated with an uncertain tax position taken on certain prior-year non-U.S. income tax returns, 2) a $24 million increase from pre-acquisition uncertain tax positions of OneWest assumed by the Company partially offset by 3) a $9 million tax benefit resulting from the receipt of a favorable tax ruling on an uncertain tax position taken on a pre-acquisition tax status filing position by Direct Capital and, 4) a $18 million tax benefit from expiration of statutes of limitations related to uncertain tax positions taken on certain prior year non-U.S. tax returns. Of the $24 million increase mentioned above related to the OneWest transaction, $9 million was fully offset by a corresponding decrease to goodwill included in the purchase price accounting adjustments.

During the year ended December 31, 2015, the Company recognized $4.7 million net income tax expense relating to interest and penalties on its uncertain tax positions, net of a $1.8 million decrease attributable to foreign currency translation. The change in balance is mainly related to the interest and penalties associated with the above mentioned uncertain tax position taken on certain prior-year international income tax returns. As of December 31, 2015, the accrued liability for interest and penalties is $18.0 million. The Company recognizes accrued interest and penalties on unrecognized tax benefits in income tax expense.

The entire $64.7 million of unrecognized tax benefits including interest and penalties at December 31, 2015 would lower the Company’s effective tax rate, if realized. The Company believes that the total unrecognized tax benefits before interest and penalties may decrease, in the range of $10 to $15 million, from resolution of open tax matters, settlements of audits, and the expiration of various statutes of limitations prior to December 31, 2016.

Income Tax Audits

On February 13, 2015, the Company and the Internal Revenue Service (IRS) concluded the audit examination of the Company’s U.S. federal income tax returns for the taxable years ended December 31, 2008 through December 31, 2010.  The audit settlement resulted in no additional regular or alternative minimum tax liability.   A new IRS examination will commence in 2016 for the taxable years ending December 31, 2011 through December 31, 2013.

IMB Holdco LLC, the parent company of OneWest Bank, and its subsidiaries, which was acquired on August 3, 2015 by CIT, are currently under examination by the Internal Revenue Service for taxable years ended December 31, 2012 and December 31, 2013.  While ongoing, the examination is expected to result in  a significant cash tax refund, which was reflected in the acquisition date balance sheet. Management believes this audit will not have a material impact on the financial statements.

IMB Holdco LLC and its subsidiaries is also under examination by the California Franchise Tax Board (“FTB”) for tax years 2009 through 2013. The FTB has completed its audit of the 2009 return and has issued a notice of proposed assessment. The issues raised by California were anticipated by the Company, and the Company believes it has provided adequate reserves in accordance with ASC 740 for any potential adjustments. An appeal for 2009 has been filed with the California Board of Equalization and the Company expects resolution of the issues during 2016.  As of the financial statement date, the State of California has not proposed final adjustments to the Company's tax returns for 2010 through 2013. The Company does not anticipate any issues being raised by California that would have a material impact on the financial statements.

The Company and its subsidiaries are under examination in various states, provinces and countries for years ranging from 2005 through 2013. Management does not anticipate that these examination results will have any material financial impact.